SYMMETRY HOLDINGS INC. ANNOUNCES ITS NAME CHANGE TO NOVAMERICAN STEEL INC. AND THE INTENDED TRANSFER OF THE LISTING OF ITS SECURITIES TO THE NASDAQ GLOBAL SELECT MARKET

New York, NY (December 6, 2007) — Novamerican Steel Inc. (“Novamerican”), formerly known as Symmetry Holdings Inc. (“Symmetry”) (AMEX: SHJ, SHJ-U, and SHJ-WS) announced today that it has changed its name from Symmetry Holdings Inc. to Novamerican Steel Inc. In addition, Novamerican announced today that it has applied for the listing of its common stock, $0.001 par value (the “Common Stock”) and its warrants to purchase one share of Common Stock (the “Warrants”) on The Nasdaq Global Select Market (“NASDAQ”).  Novamerican’s units, consisting of one share of Common Stock and one Warrant (the “Units”), which currently trade as a separate class of security, will cease to trade as such when the Common Stock and Warrants begin trading on NASDAQ, and all outstanding Units will automatically be separated into Common Stock and Warrants. Novamerican anticipates that the Common Stock and Warrants will begin trading on NASDAQ in late December 2007 under the new ticker symbols “TONS” and “TONS.W” for the Common Stock and the Warrants, respectively.  The Common Stock, Warrants and Units currently trade on the American Stock Exchange (“AMEX”) under the ticker symbols “SHJ,” “SHJ-WS” and “SHJ-U,” and will continue to trade on the AMEX under such symbols until such time as the listing on NASDAQ is approved and effected.

Corrado De Gasperis, Novamerican’s CEO, stated, “Our goal is to maximize the throughput (that is, the speed at which we generate cash through sales) from the existing steel processing and service center assets that we have acquired through the application of our operating methodology - The Decalogue™. The concepts of constraint and variation are the foundation of The Decalogue™ and the concepts on which we intend to build, accelerate and sustain the long-term growth of Novamerican. Using this methodology, we will operate Novamerican as one system, from its physical constraint (that is, the element of Novamerican’s system that determines the speed at which the system generates cash). Changing our corporate name to Novamerican Steel Inc. better aligns our identity with our goals for growth and improved operational performance in our targeted industry.”

About Novamerican

Novamerican has twenty-two operating locations in Canada and the United States. It processes and distributes carbon steel, stainless steel and aluminum products and operates as an intermediary between primary metal producers and manufacturers that require processed metal, often on a just-in-time delivery basis. Novamerican also produces roll formed steel sections and manufactures heavy equipment parts and accessories. Novamerican’s flat rolled processing capabilities include pickling, slitting, blanking, leveling, temper-rolling and cutting-to-length to precise customer specifications. Additionally, Novamerican performs many of these processing services for customers who provide their own steel, referred to in the industry as toll processing. For additional information on Novamerican, visit its website at

http://www.novamerican.com. For additional information on the Decalogue visit the website at http://www.symmetryholdings.com.

Forward-Looking Statements

This press release and any related calls or discussions may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 about Novamerican. Forward-looking statements are statements that are not historical facts. Such forward-looking statements, based upon the current beliefs and expectations of Novamerican’s management, are subject to risks and uncertainties (including those described in Novamerican’s public filings with the Securities and Exchange Commission), which could cause actual results, events and circumstances to differ materially from the forward-looking statements. The following factors, among others, could cause actual results, events and circumstances to differ from those set forth in the forward-looking statements: changes in generally accepted accounting principles; failure of Novamerican to continue to comply with government regulations; adoption of or changes in legislation or regulatory environments or requirements adversely affecting Novamerican’s businesses; changes in the financial stability of major customers of Novamerican or in demand for its products and services; the failure to achieve the benefits anticipated from the recently completed transactions; competition; changes in general economic conditions; geopolitical events, and other risks and uncertainties, as well as future decisions by the parties. The information set forth herein should be read in light of such risks. In some cases, one can identify forward-looking statements by terminology such as “may,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “continue,” or the negative of such terms or other similar expressions. The reader is cautioned not to rely on these forward-looking statements. Novamerican disclaims any obligation to update these forward-looking statements.

Contact:

Karen G. Narwold, General Counsel, 646-429-1540 (office); 917-207-7924 (cell)